Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Amendment No. 1 to the Annual Report of China BCT Pharmacy Group, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge and belief:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Dated: March 9, 2011
	By:	/s/ Hui Tian Tang
Hui Tian Tang
Chief Executive Officer and Chairman

Dated: March 9, 2011
	By:	/s/ Xiaoyan Zhang
Xiaoyan Zhang
Chief Financial Officer